UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 20, 2023
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers
Amended Compensation Recoupment Policy
On July 20, 2023, the board of directors (the “Board”) of Encompass Health Corporation (the “Company”) approved an amended version of the Company’s compensation recoupment policy (the “Clawback Policy”). The terms of the Clawback Policy applicable to all officers participating in the senior management bonus and long-term incentive plans, as may be amended from time to time, remain substantially unchanged. However, the amended Clawback Policy includes new terms in order to comply with recently adopted Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the associated listing standards of The New York Stock Exchange. As amended, the Clawback Policy provides for the mandatory recovery by the Company of erroneously awarded incentive-based compensation from its current and former executive officers in the event that the Company is required to prepare an accounting restatement.
The foregoing description of the Clawback Policy is summary in nature and is qualified in its entirety by reference to the full and complete terms of the amended and restated Clawback Policy, a copy of which is attached to this Form 8‑K as Exhibit 10.1 and incorporated herein by reference.
Amended Change in Control Benefits and Executive Severance Plans
On July 20, 2023, the Board also approved amendments to the Company’s change in control and executive severance plans to provide explicitly that the benefits provided under those plans are subject to the Clawback Policy.
The descriptions of the provisions of the Encompass Health Corporation Sixth Amended and Restated Change in Control Benefits Plan and the Encompass Health Corporation Sixth Amended and Restated Executive Severance Plan are summary in nature and are qualified in their entirety by reference to the full and complete terms of thereof. The Encompass Health Corporation Sixth Amended and Restated Change in Control Benefits Plan and the Encompass Health Corporation Sixth Amended and Restated Executive Severance Plan are attached to this Form 8‑K as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Description of the Encompass Health Corporation Compensation Recoupment Policy.
10.2	Encompass Health Corporation Sixth Amended and Restated Change in Control Benefits Plan.
10.3	Encompass Health Corporation Sixth Amended and Restated Executive Severance Plan.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary
Dated: July 25, 2023